SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 7, 2004


                           TOMMY HILFIGER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     BRITISH VIRGIN
         ISLANDS                        1-11226                98-0372112
  ----------------------                -------                ----------
(State or other jurisdiction        (Commission File         (IRS Employer
        of  incorporation)               Number)          Identification Number)

    9/F, NOVEL INDUSTRIAL BUILDING, 850-870 LAI CHI KOK ROAD, CHEUNG SHA WAN,
                               KOWLOON, HONG KONG
                    (Address of principal executive offices)

                                  852-2216-0668
                                  --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02(b)      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
                  ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On December 7, 2004, Tommy Hilfiger Corporation (the "Company") accepted the resignation of James P. Reilly as Vice President and Corporate Controller (principal accounting officer) of the Company. Mr. Reilly has accepted a position as chief financial officer of a privately held company. Mr. Reilly's responsibilities will be assumed by Joseph Scirocco, the Company's Chief Financial Officer, Senior Vice President and Treasurer, until such time as a successor to Mr. Reilly has been appointed.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                            TOMMY HILFIGER CORPORATION


                                            By:   /s/ Joseph Scirocco
                                               ---------------------------------
                                               Name:  Joseph Scirocco
                                               Title: Chief Financial Officer,
                                                      Senior Vice President and
                                                      Treasurer

Date:  December 7, 2004